AMENDED AND RESTATED


                                     BY-LAWS


                                       OF


                              HURCO COMPANIES, INC.

                      AS AMENDED THROUGH NOVEMBER 14, 2001



                                TABLE OF CONTENTS
ARTICLE I  Identification.........................................................................................1
-------------------------
   Section 1.  Name...............................................................................................1
   ---------   ----
   Section 2.  Registered Office and Registered Agent.............................................................1
   ---------   --------------------------------------
   Section 3.  Principal Office...................................................................................1
   ---------   ----------------
   Section 4.  Other Offices......................................................................................1
   ---------   -------------
   Section 5.  Seal...............................................................................................1
   ---------   ----
   Section 6.  Fiscal Year........................................................................................1
   ---------   -----------
ARTICLE II  Shareholders..........................................................................................2
------------------------
   Section 1.  Place of Meeting...................................................................................2
   ---------   ----------------
   Section 2.  Annual Meetings....................................................................................2
   ---------   ---------------
   Section 3.  Special Meetings...................................................................................2
   ---------   ----------------
   Section 4.  Notice of Meeting..................................................................................2
   ---------   -----------------
   Section 5.  Waiver of Notice...................................................................................2
   ---------   ----------------
   Section 6.  Voting at Meetings.................................................................................2
   ---------   ------------------
     (a)     Voting Rights........................................................................................2
             -------------
     (b)     Record Date..........................................................................................2
             -----------
     (c)     Proxies..............................................................................................2
             -------
     (d)     Quorum...............................................................................................3
             ------
     (e)     Adjournments.........................................................................................3
             ------------
   Section 7.  List of Shareholders...............................................................................3
   ---------   --------------------
   Section 8.  Notice of Shareholder Business.....................................................................3
   ---------   ------------------------------
   Section 9.  Notice of Shareholder Nominees.....................................................................4
   ---------   ------------------------------


ARTICLE III  Directors............................................................................................5
----------------------
   Section 1.  Duties.............................................................................................5
   ---------   ------
   Section 2.  Number of Directors................................................................................5
   ---------   -------------------
   Section 3.  Election and Term..................................................................................5
   ---------   -----------------
   Section 4.  Resignation........................................................................................5
   ---------   -----------
   Section 5.  Vacancies..........................................................................................5
   ---------   ---------
   Section 6.  Annual Meetings....................................................................................5
   ---------   ---------------
   Section 7.  Regular Meetings...................................................................................5
   ---------   ----------------
   Section 8.  Special Meetings...................................................................................5
   ---------   ----------------
   Section 9.  Notice.............................................................................................5
   ---------   ------
   Section 10.  Waiver of Notice..................................................................................6
   ----------   ----------------
   Section 11.  Business to be Transacted.........................................................................6
   ----------   -------------------------
   Section 12.  Quorum-- Adjournment if Quorum is Not Present.....................................................6
   ----------   ---------------------------------------------
   Section 13.  Presumption of Assent.............................................................................6
   ----------   ---------------------
   Section 14.  Action by Written Consent.........................................................................6
   ----------   -------------------------
   Section 15.  Committees........................................................................................6
   ----------   ----------
   Section 16.  Meeting by Telephone or Similar Communication Equipment...........................................7
   ----------   -------------------------------------------------------


ARTICLE IV  Officers..............................................................................................7
--------------------
   Section 1.  Principal Officers.................................................................................7
   ---------   ------------------
   Section 2.  Election and Terms.................................................................................7
   ---------   ------------------
   Section 3.  Resignation and Removal............................................................................7
   ---------   -----------------------
   Section 4.  Vacancies..........................................................................................7
   ---------   ---------
   Section 5.  Powers and Duties of Officers......................................................................7
   ---------   -----------------------------
   Section 6.  Chairman of the Board..............................................................................7
   ---------   ---------------------
   Section 7.  The President......................................................................................8
   ---------   -------------
   Section 8.  Vice Presidents....................................................................................8
   ---------   ---------------
   Section 9.  Secretary..........................................................................................8
   ---------   ---------
   Section 10.  Treasurer.........................................................................................8
   ----------   ---------
   Section 11.  The Controller....................................................................................9
   ----------   --------------
   Section 12.  Assistant Secretaries.............................................................................9
   ----------   ---------------------
   Section 13.  Assistant Treasurers..............................................................................9
   ----------   --------------------
   Section 14.  Delegation of Authority...........................................................................9
   ----------   -----------------------
   Section 15.  Securities of Other Corporations..................................................................9
   ----------   --------------------------------
ARTICLE V  Directors' Services, Limitation of Liability and Reliance on Corporate Records, and Interest of
-----------------------------------------------------------------------------------------------------------
Directors in Contracts............................................................................................9
----------------------
   Section 1.  Services...........................................................................................9
   ---------   --------
   Section 2.  General Limitation of Liability....................................................................9
   ---------   -------------------------------
   Section 3.  Reliance on Corporate Records and Other Information...............................................10
   ---------   ---------------------------------------------------
   Section 4.  Interest of Directors in Contracts................................................................10
   ---------   ----------------------------------

   ARTICLE VI  Indemnification...................................................................................11
   ---------------------------
   Section 1.  Indemnification Against Underlying Liability......................................................11
   ---------   --------------------------------------------
   Section 2.  Successful Defense................................................................................11
   ---------   ------------------
   Section 3.  Determination of Conduct..........................................................................11
   ---------   ------------------------
   Section 4.  Definition of Good Faith..........................................................................11
   ---------   ------------------------
   Section 5.  Payment of Expenses in Advance....................................................................12
   ---------   ------------------------------
   Section 6.  Indemnity Not Exclusive...........................................................................12
   ---------   -----------------------
   Section 7.  Vested Right to Indemnification...................................................................12
   ---------   -------------------------------
   Section 8.  Insurance.........................................................................................12
   ---------   ---------
   Section 9.  Additional Definitions............................................................................12
   ---------   ----------------------
   Section 10.  Payments a Business Expense......................................................................13
   ----------   ---------------------------
ARTICLE VII  Shares..............................................................................................13
-------------------
   Section 1.  Share Certificates................................................................................13
   ---------   ------------------
   Section 2.  Transfer of Shares................................................................................13
   ---------   ------------------
   Section 3.  Transfer Agent....................................................................................13
   ---------   --------------
   Section 4.  Registered Holders................................................................................13
   ---------   ------------------
   Section 5.  Lost, Destroyed and Mutilated Certificates........................................................13
   ---------   ------------------------------------------
   Section 6.  Consideration for Shares..........................................................................13
   ---------   ------------------------
   Section 7.  Payment for Shares................................................................................14
   ---------   ------------------
   Section 8.  Distributions to Shareholders.....................................................................14
   ---------   -----------------------------
   Section 9.  Regulations.......................................................................................14
   ---------   -----------
ARTICLE VIII  Corporate Books and Reports........................................................................14
-----------------------------------------
   Section 1.  Place of Keeping Corporate Books and Records......................................................14
   ---------   --------------------------------------------
   Section 2.  Place of Keeping Certain Corporate Books and Records..............................................14
   ---------   ----------------------------------------------------
   Section 3.  Permanent Records.................................................................................14
   ---------   -----------------
   Section 4.  Shareholder Records...............................................................................15
   ---------   -------------------
   Section 5.  Shareholder Rights of Inspection..................................................................15
   ---------   --------------------------------
   Section 6.  Additional Rights of Inspection...................................................................15

ARTICLE IX  Miscellaneous........................................................................................15
-------------------------
   Section 1.  Notice and Waiver of Notice.......................................................................15
   ---------   ---------------------------
   Section 2.  Depositories......................................................................................15
   ---------   ------------
   Section 3.  Signing of Checks, Notes, etc.....................................................................16
   ---------   ------------------------------
   Section 4.  Gender and Number.................................................................................16
   ---------   -----------------
   Section 5.  Laws..............................................................................................16
   ---------   ----
   Section 6.  Headings..........................................................................................16
   ---------   --------
ARTICLE X  Amendments............................................................................................16
---------------------
ARTICLE XI  The Indiana Business Corporation Law.................................................................16
------------------------------------------------


                                     BY-LAWS

                                       OF

                              HURCO COMPANIES, INC.

                             ARTICLE I Identification


                Section 1. Name . The name of the Corporation is HURCO COMPANIES, INC. (hereinafter referred to as the "Corporation").


                Section  2.  Registered  Office and  Registered  Agent .
The street address of the Registered Office of the Corporation is One Technology Way, Indianapolis, Indiana 46268; and the name of its Registered Agent located at such office is Roger J. Wolf.

                Section 3. Principal Office. The address of the Principal Office of the Corporation is One Technology Way, Indianapolis, Indiana 46268. The Principal Office of the Corporation shall be the principal executive offices of the Corporation, and such Principal Office may be changed from time to time by the Board of Directors in the manner provided by law and need not be the same as the Registered Office of the Corporation.

                  Section 4. Other Offices. The Corporation may also have offices at such other places or locations, within or without the State of Indiana, as the Board of Directors may determine or the business of the Corporation may require.

                Section  5. Seal . The  Corporation  need not use a seal.
If one is used, it shall be circular in form and mounted upon a metal die suitable for impressing the same upon paper. About the upper periphery of the seal shall appear the words "HURCO COMPANIES, INC." and about the lower periphery thereof the word "Indiana". In the center of the seal shall appear the word "Seal". The seal may be altered by the Board of Directors at its pleasure and may be used by causing it or a facsimile thereof to be impressed, affixed, printed or otherwise reproduced.

                Section 6. Fiscal Year . The fiscal year of the Corporation shall begin at the beginning of the first day of November in each year and end at the close of the last day of October next succeeding.

                             ARTICLE II Shareholders


                Section 1. Place of Meeting . All meetings of shareholders of the Corporation shall be held at such place, within or without the State of Indiana, as may be determined by the President or Board of Directors and specified in the notices or waivers of notice thereof or proxies to represent shareholders at such meetings.

                Section 2. Annual Meetings . An annual meeting of shareholders shall be held each year on such date and at such time as may be determined by the President or Board of Directors. The failure to hold an annual meeting at the designated time shall not affect the validity of any corporate action. Any and all business of any nature or character may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these By-laws.

                Section 3. Special Meetings . A special meeting of shareholders shall be held: (a) on call of the Board of Directors or the President; or (b) if the holders of a majority of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Secretary one (1) or more written demands for the meeting describing the purpose or purposes for which it is to be held.
At any special meeting of the shareholders, only business within the purpose or purposes described in the notice of the meeting may be conducted.

                Section 4.  Notice of Meeting .
Written or printed notice stating the date, time and place of a meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary, or by the officers or persons calling the meeting, to each shareholder of record of the Corporation entitled to vote at the meeting, at such address as appears upon the records of the Corporation, no fewer than ten (10) days nor more than sixty (60) days, before the meeting date. If mailed, such notice shall be effective when mailed if correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders.

                Section  5.  Waiver  of  Notice .
A shareholder may waive any notice required by law, the Articles of Incorporation or these By-laws before or after the date and time stated in the notice. The waiver by the shareholder entitled to the notice must be in writing and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting, in person or by proxy: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

                Section 6.  Voting at Meetings .
                (a)......Voting Rights . At each meeting of the shareholders, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at such meeting, except to the extent cumulative voting is allowed by the Articles of Incorporation. Only shares are entitled to vote.

                (b)......Record Date . The record date for purposes of
determining shareholders entitled to vote at any meeting shall be ten (10) days prior to the date of such meeting or such different date not more than seventy
(70) days prior to such meeting as may be fixed by the Board of Directors.

                (c)......Proxies .

                           (1) A shareholder may vote the shareholder's shares in person or by proxy.

                           (2) A shareholder may appoint a proxy to vote or
                  otherwise act for the shareholder by executing in writing an appointment form, either personally or by the shareholder's attorney-in-fact. For purposes of this Section, a proxy appointed by telegram, telex, telecopy or other document transmitted electronically for or by a shareholder shall be deemed "executed in writing" by the shareholder.

                           (3) An appointment of a proxy is effective when
                  received by the Secretary or other officer or agent authorized to tabulate votes. An appointment is valid for eleven (11) months, unless a longer period is expressly provided in the appointment form.

                           (4) An appointment of a proxy is revocable by the
                  shareholder, unless the appointment form conspicuously states that is irrevocable and the appointment is coupled with an interest.

                (d)......Quorum . At all meetings of shareholders, a majority of the votes entitled to be cast on a particular matter constitutes a quorum on that matter. If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or law require a greater number of affirmative votes.

                (e)......Adjournments . Any meeting of shareholders, including both annual and special meetings and any adjournments thereof, may be adjourned to a different date, time or place. Notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment, even though less than a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally notified or called.

                Section 7.  List of Shareholders .

                (a)......After a record date has been fixed for a meeting of shareholders, the Secretary shall prepare or cause to be prepared an alphabetical list of the names of the shareholders of the Corporation who are entitled to vote at such meeting. The list shall show the address of and number of shares held by each shareholder.

                (b)......The shareholders' list must be available for
inspection by any shareholder entitled to vote at the meeting, beginning five
(5) business days before the date of the meeting for which the list was prepared and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. Subject to the restrictions of applicable law, a shareholder, or the shareholder's agent or attorney authorized in writing, is entitled on written demand to inspect and to copy the list during regular business hours and at the shareholder's expense, during the period it is available for inspection.

                (c)......The Corporation shall make the shareholders' list available at the meeting, and any shareholder, or the shareholder's agent or attorney authorized in writing, is entitled to inspect the list at any time during the meeting or any adjournment.

                Section 8. Notice of Shareholder Business . At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have the legal right and authority to make the proposal for consideration at the meeting and the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the shareholder(s) proposing such business, (c) the class and shares of number of the Corporation's capital stock which are beneficially owned by such shareholder(s), and (d) any material interest of such shareholder(s) in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 8. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 8, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

                Section 9. Notice of Shareholder Nominees . Only persons who are nominated in accordance with the procedures set forth in this Section 9 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 9. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 9. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not so declared in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                              ARTICLE III Directors

                Section 1. Duties . The business, property and affairs of the Corporation shall be managed and controlled by the Board of Directors and, subject to such restrictions, if any, as may be imposed by law, the Articles of Incorporation or by these By-laws, the Board of Directors may, and are fully authorized to, do all such lawful acts and things as may be done by the Corporation which are not directed or required to be exercised or done by the shareholders. Directors need not be residents of the State of Indiana or shareholders of the Corporation.

                Section 2.  Number of  Directors  .
The Board of  Directors  shall  consist  of six (6)  members.
The number of directors may be increased or decreased from time to time by amendment to the By-laws of the Corporation, provided that no decrease shall have the effect of shortening the term of an incumbent director.

                Section 3.  Election and Term .
Except as otherwise provided in Section 5 of this Article, the directors shall be elected each year at the annual meeting of the shareholders, or at any special meeting of the shareholders. Each such director shall hold office, unless he is removed in accordance with the provisions of these By-laws or he resigns or dies or becomes so incapacitated he can no longer perform any of his duties as a director, for the term for which he is elected and until his successor shall have been elected and qualified. Each director shall qualify by accepting his election to office either expressly or by acting as a director. The shareholders or directors may remove any director, with or without cause, and elect a successor at a meeting called expressly for such purpose.

                Section 4.  Resignation  .
Any director may resign at any time by delivering written notice to the Board of Directors, the President, or the Secretary of the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

                Section 5.  Vacancies .
Vacancies occurring in the membership of the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors shall be filled by a majority vote of the remaining members of the Board, and each director so elected shall serve until the next meeting of the shareholders, or until a successor shall have been duly elected and qualified.

                Section 6. Annual Meetings. The Board of Directors shall meet annually, without notice, immediately following, and at the same place as, the annual meeting of the shareholders.

                Section 7. Regular  Meetings .
Regular meetings shall be held at such times and places, either within or without the State of Indiana, as may be determined by the Chairman of the Board, the President or the Board of Directors.

                Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the President or by two (2) or more members of the Board of Directors, at any place within or without the State of Indiana, upon twenty-four (24) hours' notice, specifying the time, place and general purposes of the meeting, given to each director personally, by telephone, telegraph, teletype, or other form of wire or wireless communication; or notice may be given by mail if mailed at least three (3) days before such meeting.

                Section 9. Notice .
The Secretary or an Assistant Secretary shall give notice of each special meeting, and of the date, time and place of the particular meeting, in person or by mail, or by telephone, telegraph, teletype, or other form of wire or wireless communication, and in the event of the absence of the Secretary or an Assistant Secretary or the failure, inability, refusal or omission on the part of the Secretary or an Assistant Secretary so to do, any other officer of the Corporation may give said notice.

                Section 10.  Waiver of Notice .
A director may waive any notice required by law, the Articles of Incorporation, or these By-laws before or after the date and time stated in the notice. Except as otherwise provided in this Section, the waiver by the director must be in writing, signed by the director entitled to the notice, and included in the minutes or filed with the corporate records. A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting (or promptly upon the director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

                Section  11.  Business to be  Transacted  .
Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or any waiver of notice of such meeting. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any meeting, regular or special, of the Board of Directors.

                Section 12. Quorum -- Adjournment if Quorum is Not Present . A majority of the number of directors fixed by, or in the manner provided in, the Articles of Incorporation or these By-laws shall constitute a quorum for the transaction of any and all business, unless a greater number is required by law or Articles of Incorporation or these By-laws. At any meeting, regular or special, of the Board of Directors, if there be less than a quorum present, a majority of those present, or if only one director be present, then such director, may adjourn the meeting from time to time without notice until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment thereof shall have been completed. In the event of such adjournment, written, telegraphic or telephonic announcement of the time and place at which the meeting will reconvene must be provided to all directors. The act of the majority of the directors present at any meeting of the Board of Directors at which a quorum is present shall constitute the act of the Board of Directors, unless the act of a greater number is required by law or the Articles of Incorporation or these By-laws.

                Section 13.  Presumption  of Assent .
A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent or abstention to such action with the presiding officer of the meeting before the adjournment thereof or to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

              Section  14.  Action by  Written  Consent .
Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if the action is taken by all the members of the Board of Directors or committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each director or committee member, and included in the minutes or filed with the corporate records reflecting the action taken. Such action is effective when the last director or committee member signs the consent, unless the consent specifies a different prior or subsequent effective date. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be described as such in any document or instrument.

                Section 15.  Committees  .
The Board of Directors, by resolution adopted by a majority of the Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution or in the Articles of Incorporation or in these By-laws of the Corporation, shall have and may exercise such authority of the Board of Directors as shall be expressly delegated by the Board from time to time; except that no such committee shall have the authority of the Board of Directors in reference to (a) amending the Articles of Incorporation; (b) approving a plan of merger even if the plan does not require shareholder approval; (c) authorizing dividends or distributions, except a committee may authorize or approve a reacquisition of shares, if done according to a formula or method prescribed by the Board of Directors; (d) approving or proposing to shareholders action that requires shareholder approval; (e) amending, altering or repealing the By-laws of the Corporation or adopting new By-laws for the Corporation; (f) filling vacancies in the Board of Directors or in any of its committees; or (g) electing or removing officers or members of any such committee. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the number and members of any such committee, to fill vacancies and to discharge any such committee. The designation of such committee and the delegation thereto of authority shall not alone constitute compliance by the Board of Directors, or any member thereof, with the standard of conduct imposed upon it or him by the Indiana Business Corporation Law, as the same may, from time to time, be amended.

                Section 16. Meeting by Telephone or Similar Communication Equipment . Any or all directors may participate in and hold a regular or special meeting of the Board of Directors or any committee thereof by, or through the use of, any means of conference telephone or other similar communications equipment by which all directors participating in the meeting may simultaneously hear each other during the meeting. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a director participates in the meeting for the express purpose of objecting to holding the meeting or transacting business at the meeting on the ground that the meeting is not lawfully called or convened.

                               ARTICLE IV Officers

                Section 1.  Principal  Officers .
The officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, a Treasurer and a Secretary. There may also be one or more Vice Presidents, a Controller, and such other officers or assistant officers as the Board shall from time to time create and so elect. Any two (2) or more offices may be held by the same person.

                Section 2.  Election  and Terms .
Each officer shall be elected by the Board of Directors at the annual meeting thereof and shall hold office until the next annual meeting of the Board or until his or her successor shall have been elected and qualified or until his or her death, resignation or removal. The election of an officer shall not of itself create contract rights.

                Section 3.  Resignation  and  Removal .
An officer may resign at any time by delivering notice to the Board of Directors, its Chairman, or the Secretary of the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If an officer's resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date, if the Board of Directors provides that the successor does not take office until the effective date. The acceptance of a resignation shall not be necessary to make it effective, unless expressly provided in the resignation. An officer's resignation does not affect the Corporation's contract rights, if any, with the officer. Any officer may be removed at any time, with or without cause, by vote of a majority of the whole Board. Such removal shall not affect the contract rights, if any, of the officer so removed.

                Section 4.  Vacancies .
Whenever any vacancy shall occur in any office by death, resignation, increase in the number of officers of the Corporation, or otherwise, the same shall be filled by the Board of Directors, and the officer so elected shall hold office until the next annual meeting of the Board or until his or her successor shall have been elected and qualified.

                Section 5.  Powers and Duties of  Officers .
The officers so chosen shall perform the duties and exercise the powers expressly conferred or provided for in these By-laws, as well as the usual duties and powers incident to such office, respectively, and such other duties and powers as may be assigned to them by the Board of Directors or by the President.

                Section  6.  Chairman  of the  Board .
The  Chairman  of the Board  shall be the Chief  Executive
Officer of the Corporation and shall have charge of and supervision and authority over all of the affairs, business and operations of the Corporation in the ordinary course of its business, with all such duties, powers and authority with respect to such affairs, business and operations as may be reasonably incident to such responsibilities. He shall have general supervision of and direct all officers, agents and employees of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He shall have the authority to sign all deeds, bonds, mortgages, contracts, notes and other instruments on behalf of the Corporation (except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these By-laws, or by law to some other officer or agent of the Corporation). He shall preside at meetings of the shareholders and of the Board of Directors. He shall also perform such other duties and have such additional authority and powers as are incident to his office or as may be delegated to him from time to time by the Board of Directors."

                Section  7.  The  President  .
The President shall be the Chief Operating Officer of the Corporation and shall supervise the day-to-day operations of the Corporation subject to the supervision of the Chairman of the Board and the Board of Directors. He shall have the authority to sign all deeds, mortgages, bonds, contracts, notes and other instruments on behalf of the Corporation (except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these By-laws or by law to some other officer or agent of the Corporation). In the absence of the Chairman of the Board, he shall preside at meetings of the shareholders. He shall also perform such other duties and have such additional authority and powers as are incident to his office or as may be delegated to him from time to time by the Chairman of the Board or the Board of Directors.

                Section 8. Vice  Presidents .
The Vice Presidents shall assist the President and shall perform such duties as may be assigned to them by the Board of Directors or the President. Unless otherwise provided by the Board, in the absence or disability of the President, the Vice President (or, if there be more than one, the Vice President first named as such by the Board of Directors at its most recent meeting at which Vice Presidents were elected) shall execute the powers and perform the duties of the President. Any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

                Section 9.  Secretary .
The Secretary (a) shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the shareholders in books provided for that purpose; (b) shall attend to the giving and serving of all notices; (c) when required, may sign with the President or a Vice President in the name of the Corporation, and may attest the signature of any other officers of the Corporation to all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto; (d) may sign with the President or a Vice President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto; (e) shall have charge of and maintain and keep or supervise and control the maintenance and keeping of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours; (f) shall, in general, perform all the duties incident to the office of Secretary; and (g) shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors.

                Section 10.  Treasurer .
The Treasurer shall have custody of all the funds and securities of the Corporation which come into his hands. When necessary or proper, he may endorse on behalf of the Corporation, for collection, checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such banks or depositories as shall be selected or designated by or in the manner prescribed by the Board of Directors. He may sign all receipts and vouchers for payments made to the Corporation, either alone or jointly with such officer as may be designated by the Board of Directors. Whenever required by the Board of Directors, he shall render a statement of his cash account. He shall enter or cause to be entered, punctually and regularly, on the books of the Corporation, to be kept by him or under his supervision or direction for that purpose, full and accurate accounts of all moneys received and paid out by, for or on account of the Corporation. He shall at all reasonable times exhibit his books and accounts and other financial records to any director of the Corporation during business hours. He shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer, subject always to the control of the Board of Directors. He shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amount as the Board of Directors may require.

                Section  11.  The  Controller  .
The Controller shall be the chief accounting officer of the Corporation and in such capacity shall keep full and accurate accounts of all assets, liabilities, commitments, receipts, disbursements, and other financial transactions of the Corporation and its subsidiaries in books belonging to the Corporation; shall cause audits of such books and records to be made at regular intervals as required by law and in accordance with guidelines established by the Audit Committee of the Board of Directors; shall see that all expenditures are made in accordance with procedures duly established, from time to time by the Corporation; shall prepare financial statements for the Corporation and its subsidiaries at regular intervals as required by law or at the request of the Board of Directors, the Chairman, the President or the Vice President, Finance; and, in general shall perform all the duties ordinarily connected with the office of Controller and such other duties as, from time to time, may be assigned to him by the Board of Directors, the Chairman, the President or the Vice President, Finance.

                Section 12.  Assistant  Secretaries  .
The Assistant Secretaries shall assist the Secretary in the performance of his or her duties. In the absence of the Secretary, any Assistant Secretary shall exercise the powers and perform the duties of the Secretary. The Assistant Secretaries shall exercise such other powers and perform such other duties as may from time to time be assigned to them by the Board, the President, or the Secretary.

                Section 13.  Assistant  Treasurers .
The Assistant Treasurers shall assist the Treasurer in the performance of his or her duties. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. The Assistant Treasurers shall exercise such other duties as may from time to time be assigned to them by the Board, the President, or the Treasurer.

                Section  14.  Delegation  of  Authority  .
In case of the absence of any officer of the Corporation, or for any reason that the Board may deem sufficient, a majority of the entire Board may transfer or delegate the powers or duties of any officer to any other officer or officers for such length of time as the Board may determine.

                Section  15.  Securities  of  Other  Corporations  .
The  President  or  any  Vice  President  or
Secretary or Treasurer of the Corporation shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

                ARTICLE V Directors' Services, Limitation of Liability and
                 Reliance on Corporate Records, andInterest of Directors
                                   in Contracts

                Section 1.  Services .
No director of this Corporation who is not an officer or employee of this Corporation shall be required to devote his time or any particular portion of his time or render services or any particular services exclusively to this Corporation. Every director of this Corporation shall be entirely free to engage, participate and invest in any and all such businesses, enterprises and activities, either similar or dissimilar to the business, enterprise and activities of this Corporation, without breach of duty to this Corporation or to its shareholders and without accountability or liability to this Corporation or to its shareholders.

                Every director of this Corporation shall be entirely free to act for, serve and represent any other corporation, any entity or any person, in any capacity, and be or become a director or officer, or both, of any other corporation or any entity, irrespective of whether or not the business, purposes, enterprises and activities, or any of them thereof, be similar or dissimilar to the business, purposes, enterprises and activities, or any of them, of this Corporation, without breach of duty to this Corporation or to its shareholders and without accountability or liability of any character or description to this Corporation or to its shareholders.

                Section 2.  General  Limitation  of  Liability .
A director shall, based on facts then known to the director, discharge the duties as a director, including the director's duties as a member of a committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the Corporation. A director is not liable to the Corporation for any action taken as a director, or any failure to take any action, unless: (a) the director has breached or failed to perform the duties of the director's office in accordance with the standard of care set forth above; and (b) the breach or failure to perform constitutes willful misconduct or recklessness.

                Section 3. Reliance on Corporate Records and Other Information. Any person acting as a director of the Corporation shall be fully protected, and shall be deemed to have complied with the standard of care set forth in Section 2 of this Article, in relying in good faith upon any information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the Corporation whom such person reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters such person reasonably believes are within the person's professional or expert competence; or (c) a committee of the Board of Directors of which such person is not a member, if such person reasonably believes the committee merits confidence; provided, however, that such person shall not be considered to be acting in good faith if such person has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

                Section 4.  Interest of Directors in  Contracts .
Any contract or other transaction between the Corporation and (a) any director, or (b) any corporation, unincorporated association, business trust, estate, partnership, trust, joint venture, individual or other legal entity (1) in which any director has a material financial interest or is a general partner, or (2) of which any director is a director, officer, or trustee, shall be valid for all purposes, if the material facts of the contract or transaction and the director's interest were disclosed or known to the Board of Directors, a committee of the Board of Directors with authority to act thereon, or the shareholders entitled to vote thereon, and the Board of Directors, such committee or such shareholders authorized, approved or ratified the contract or transaction. Such a contract or transaction is authorized, approved or ratified:

(i) by the Board of Directors or such
committee, if it receives the affirmative vote of a majority of the directors who have no interest in the contract or transaction, notwithstanding the fact that such majority may not constitute a quorum or a majority of the directors present at the meeting, and notwithstanding the presence or vote of any director who does have such an interest; provided, however, that no such contract or transaction may be authorized, approved or ratified by a single director; and

(ii) by such shareholders, if it receives the vote of a majority of the shares entitled to be counted, in which vote shares owned by or voted under the control of any director who, or of any corporation, unincorporated association, business trust, estate, partnership, trust, joint venture, individual or other legal entity that, has an interest in the contract or transaction may be counted; provided, however, that a majority of such shares,whether or not present, shall constitute a quorum for the purpose of authorizing, approving or ratifying such a contract or transaction. This Section shall not be construed to require authorization, ratification or approval by the shareholder of any such contract or transaction, or to invalidate any such contract or transaction that is fair to the Corporation or would otherwise be valid under the common and statutory law applicable thereto.

                           ARTICLE VI Indemnification

                Section 1. Indemnification Against Underlying Liability . The Corporation shall, to the fullest extent to which it is empowered to do so by the Corporation Law, or any other applicable law, as from time to time in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or who, while serving as such director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters.

                Section 2. Successful Defense. To the extent that an Agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article VI, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

                Section 3. Determination of Conduct . Subject to any rights under any contract between the Corporation and any Agent, any indemnification against underlying liability provided for in Section 1 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Section. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to such action, suit or proceeding; (2) if such an independent quorum cannot be obtained, by majority vote of a committee duly designated by the full Board of Directors (in which designation directors who are parties may participate), consisting solely of one or more directors not at the time parties to the action, suit or proceeding; (3) by special legal counsel (A) selected by the independent quorum of the Board of Directors (or the independent committee thereof if no such quorum can be obtained), or (B) if no such independent quorum or committee thereof can be obtained, selected by majority vote of the full Board of Directors (in which selection directors who are parties may participate); or (4) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to such action, suit or proceeding may not be voted on the determination. Notwithstanding the foregoing, an Agent shall be able to contest any determination that the Agent has not met the applicable standard of conduct by petitioning a court of appropriate jurisdiction.

                Section 4.  Definition  of Good Faith .
For purposes of any determination under Section 1 of this Article VI, a person shall be deemed to have acted in good faith and to have otherwise met the applicable standard of conduct set forth in Section 1 if his action is based on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (1) one or more officers or employees of the Corporation or another enterprise whom he reasonably believes to be reliable and competent in the matters presented;
(2) legal counsel, public accountants, appraisers or other persons as to matters he reasonably believes are within the person's professional or expert competence; or (3) a committee of the Board of Directors of the Corporation or another enterprise of which the person is not a member if he reasonably believes the committee merits confidence. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standards of conduct set forth in Section 1 of this Article VI.

                Section 5. Payment of Expenses in Advance . Expenses incurred in connection with any civil, criminal, administrative or investigative action, suit or proceeding by an Agent who may be entitled to indemnification pursuant to Section 1 of this Article VI shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by the Agent of his good faith belief that he has met the applicable standard of conduct set forth in Section 1 of this Article VI and upon receipt of a written undertaking by or on behalf of the Agent to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI. Notwithstanding the foregoing, such expenses shall not be advanced if the Corporation conducts the determination of conduct procedure referred to in Section 3 of this Article VI and it is determined from the facts then known that the Agent will be precluded from indemnification against underlying liability because he has failed to meet the applicable standard of conduct set forth in Section 1 of this Article VI. The full Board of Directors (including directors who are parties) may authorize the Corporation to implement the determination of conduct procedure, but such procedure is not required for the advancement of expenses. The full Board of Directors (including directors who are parties) may authorize the Corporation to assume the Agent's defense where appropriate, rather than to advance expenses for such defense.

                Section 6.  Indemnity Not  Exclusive .
The indemnification against underlying liability, and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of, and shall be subject to, any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Corporation's Articles of Incorporation, these Bylaws, any resolution of the Board of Directors or shareholders, any other authorization, whenever adopted, after notice, by a majority vote of all voting shares then outstanding, or any contract, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

                Section 7. Vested Right to Indemnification . The right of any individual to indemnification under this Article shall vest at the time of occurrence or performance of any event, act or omission giving rise to any action, suit or proceeding of the nature referred to in Section 1 of this
Article VI and, once vested, shall not later be impaired as a result of any amendment, repeal, alteration or other modification of any or all of these provisions. Notwithstanding the foregoing, the indemnification afforded under this Article shall be applicable to all alleged prior acts or omissions of any individual seeking indemnification hereunder, regardless of the fact that such alleged acts or omissions may have occurred prior to the adoption of this Article. To the extent such prior acts or omissions cannot be deemed to be covered by this Article VI, the right of any individual to indemnification shall be governed by the indemnification provisions in effect at the time of such prior acts or omissions.

                Section  8.  Insurance  .
The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the Corporation against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

                Section 9. Additional Definitions . For purposes of this
Article VI references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries. A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

                Section  10.  Payments a Business  Expense .
Any payments made to any indemnified party under this Article or under any other right to indemnification shall be deemed to be an ordinary and necessary business expense of the Corporation, and payment thereof shall not subject any person responsible for the payment, or the Board of Directors, to any action for corporate waste or to any similar action.

                                ARTICLE VII Shares

                Section  1. Share  Certificates  .
The certificate for shares of the Corporation shall be in such form as shall be approved by the Board of Directors. Each share certificate shall state on its face the name and state of organization of the Corporation, the name of the person to whom the certificate is issued, and the number and class of shares the certificate represents. Share certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Every certificate for shares of the Corporation shall be signed (either manually or in facsimile) by, or in the name of, the Corporation by the President or a Vice President and either the Secretary or an Assistant Secretary of the Corporation, with the seal of the Corporation, if any, or a facsimile thereof impressed or printed thereon. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

                Section 2.  Transfer  of Shares .
Except as otherwise provided by law, transfers of shares of the capital stock of the Corporation, whether part paid or fully paid, shall be made only on the books of the Corporation by the owner thereof in person or by duly authorized attorney, on payment of all taxes thereon and surrender for cancellation of the certificate or certificates for such shares (except as hereinafter provided in the case of loss, destruction or mutilation of certificate) properly endorsed by the holder thereof or accompanied by the proper evidence of succession, assignment or authority to transfer, and delivered to the Secretary or an Assistant Secretary. All such transfers shall be made in accordance with the relevant provisions of Indiana Codess.ss.26-1-8-101 et seq.

                Section 3.  Transfer  Agent .
The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of the Corporation, and may require that such certificates shall be countersigned and registered by one or more of such transfer agents and registrars.

                Section  4.  Registered  Holders .
The Corporation shall be entitled to treat the person in whose name any share of stock or any warrant, right or option is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share, warrant, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided otherwise by the laws of the State of Indiana, the Articles of Incorporation of the Corporation or these By-laws. In no event shall any transferee of shares of the Corporation become a shareholder of the Corporation until express notice of the transfer shall have been received by the Corporation.

                Section 5. Lost, Destroyed and Mutilated Certificates . The holder of any share certificate of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate, and the Board may, in its discretion, cause to be issued to such holder of shares a new certificate or certificates of shares of capital stock, upon the surrender of the mutilated certificate, or, in case of loss or destruction, upon the furnishing of an affidavit or satisfactory proof of such loss or destruction. The Board may, in its discretion, require the owner of the lost or destroyed certificate or such owner's legal representative to give the Corporation a bond in such sum and in such form, and with such surety or sureties as it may direct, to indemnify the Corporation, its transfer agents and registrars, if any, against any claim that may be made against them or any of them with respect to the certificate or certificates alleged to have been lost or destroyed, but the Board may, in its discretion, refuse to issue a new certificate or new certificates, save upon the order of a court having jurisdiction in such matters.

                Section 6.  Consideration  for Shares .
The Corporation may issue shares for such consideration received or to be received as the Board of Directors determines to be adequate. That determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid and nonassessable.

                Section 7.  Payment for Shares .
The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. If shares are authorized to be issued for promissory notes or for promises to render services in the future, the Corporation must report in writing to the shareholders the number of shares authorized to be so issued before or with the notice of the next shareholders' meeting.

                Section  8.  Distributions  to  Shareholders  .
The Board of Directors may authorize and the Corporation may make distributions to the shareholders subject to any restrictions set forth in the Articles of Incorporation of the Corporation and any limitations in the Indiana Business Corporation Law, as amended.

                Section 9.  Regulations  .
The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of the Corporation.

                     ARTICLE VIII Corporate Books and Reports

                Section 1. Place of Keeping Corporate Books and Records . Except as expressly provided otherwise in this Article, the books of account, records, documents and papers of the Corporation shall be kept at any place or places, within or without the State of Indiana, as directed by the Board of Directors. In the absence of a direction, the books of account, records, documents and papers shall be kept at the principal office of the Corporation.

                Section 2. Place of Keeping Certain Corporate Books and Records. The Corporation shall keep a copy of the following records at its principal office:

                (1)......Its  Articles  or  restated  Articles of Incorporation and  all  amendments  to  them currently in effect;

                (2)......Its By-laws or restated By-laws and all amendments to them currently in effect;

                (3)......Resolutions adopted by the Board of Directors with respect to one or more classes or series of shares and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding;

                (4)......The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting, for the past three (3) years;

                (5)......All written communications to shareholders generally within the past three (3) years, including financial statements furnished to shareholders;

                (6)......A list of the names and business addresses of its current directors and officers; and

                (7)......The Corporation's most recent annual report.

                Section 3. Permanent Records . The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation. The Corporation shall also maintain appropriate accounting records.

                Section 4.  Shareholder  Records . The Corporation
shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each.

                Section 5.  Shareholder  Rights of  Inspection  .
The records designated in Section 2 of this Article may be inspected and copied by shareholders of record, during regular business hours at the Corporation's principal office, provided that the shareholder gives the Corporation written notice of the shareholder's demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy. A shareholder's agent or attorney, if authorized in writing, has the same inspection and copying rights as the shareholder represented. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder.

                Section 6.  Additional  Rights of  Inspection .
Shareholder rights enumerated in Section 5 of this Article may also apply to the following corporate records, provided that the notice requirements of Section 5 are met, the shareholder's demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder's purpose: excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under Section 5 of this Article, as well as accounting records of the Corporation and the record of shareholders. Such inspection and copying is to be done during regular business hours at a reasonable location specified by the Corporation. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder.

                             ARTICLE IX Miscellaneous

                Section  1.  Notice  and  Waiver  of  Notice  .
Subject to the specific and express notice requirements set forth in other provisions of these By-laws, the Articles of Incorporation, and the Indiana Business Corporation Law, as the same may, from time to time, be amended, notice may be communicated to any shareholder or director in person, by telephone, telegraph, teletype, or other form of wire or wireless communication, or by mail. If the foregoing forms of personal notice are deemed to be impracticable, notice may be communicated in a newspaper of general circulation in the area where published or by radio, television, or other form of public broadcast communication. Subject to Section 4 of ARTICLE II of these By-laws, written notice is effective at the earliest of the following:
(a) when received; (b) if correctly addressed to the address listed in the most current records of the Corporation, five days after its mailing, as evidenced by the postmark or private carrier receipt; or (c) if sent by registered or certified United States mail, return receipt requested, on the date shown on the return receipt which is signed by or on behalf of the addressee. Oral notice is effective when communicated. A written waiver of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

                Section 2.  Depositories  .
Funds of the Corporation not otherwise employed shall be deposited in such banks or other depositories as the Board of Directors, the President or the Treasurer may select or approve.

                Section 3.  Signing of Checks,  Notes,  etc.
In addition to and cumulative of, but in no way limiting or restricting, any other provision of these By-laws which confers any authority relative thereto, all checks, drafts and other orders for the payment of money out of funds of the Corporation and all notes and other evidence of indebtedness of the Corporation may be signed on behalf of the Corporation, in such manner, and by such officer or person as shall be determined or designated by the Board of Directors; provided, however, that if, when, after and as authorized or provided for by the Board of Directors, the signature of any such officer or person may be a facsimile or engraved or printed, and shall have the same force and effect and bind the Corporation as though such officer or person had signed the same personally; and, in the event of the death, disability, removal or resignation of any such officer or person, if the Board of Directors shall so determine or provide, as though and with the same effect as if such death, disability, removal or resignation had not occurred.

                Section 4. Gender and Number .
Wherever used or appearing in these By-laws, pronouns of the masculine gender shall include the female gender and the neuter gender, and the singular shall include the plural wherever appropriate.

                Section  5. Laws .
Wherever used or appearing in these By-laws, the words "law" or "laws" shall mean and refer to laws of the State of Indiana, to the extent only that such are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

                Section 6.  Headings .
The headings of the Articles and Sections of these By-laws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.

                               ARTICLE X Amendments

                These By-laws may, from time to time, be added to, changed, altered, amended or repealed or new By-laws may be made or adopted by a majority vote of the whole Board of Directors at any meeting of the Board of Directors, if the notice or waiver of notice of such meeting shall have stated that the By-laws are to be amended, altered or repealed at such meeting, or if all directors at the time are present at such meeting, have waived notice of such meeting, or have consented to such action in writing.


                 ARTICLE XI The Indiana Business Corporation Law

                The provisions of the Indiana Business Corporation Law, as the same may, from time to time, be amended, applicable to any of the matters not herein specifically covered by these By-laws, are hereby incorporated by reference in and made a part of these By-laws.